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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                (Date of Report)
                                  APRIL 6, 1998

                         Commission File Number 0-12207

                                   PEGASUS GOLD INC.
                 (Exact name of registrant as specified in its charter)


         Province of British Columbia                             None
        State or other jurisdiction of                      (I.R.S. Employer
        incorporation or organization)                      Identification No.)


601 W. First Ave., Suite 1500, Spokane, Washington              99201-3282
   (Address of principal executive offices)                     (Zip Code)


                                    (509) 624-4653
                 (Registrant's telephone number, including area code)


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Item 5.  OTHER MATTERS

On February 6, 1998, the Company announced that Michelle G. Viau has been promoted to Vice President and Chief Financial Officer replacing Phillips S. Baker, Jr. Mr. Baker left to join Battle Mountain Gold in March.

On March 10, 1998, the Company issued a press release announcing its ore reserves and resources as of December 31, 1997, combined with a 1997 production and exploration update.

On March 20, 1998, the Company filed its first monthly report with the U.S. Bankruptcy Court in Reno, Nevada for the period from January 16, 1998 through February 28, 1998.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION, AND EXHIBITS.

  (a)    Financial statements - not applicable.

  (b)    Pro forma financial information - not applicable.

  (c)    Exhibits:

         (99.1) News Release issued by the Company dated February 6, 1998. (99.2) News Release issued by the Company dated March 10, 1998. (99.3) Financial Statements included in the monthly report filed with the U.S. Bankruptcy Court on March 20, 1998

                 The entire monthly report as filed with the U.S. Bankruptcy Court for the District in Nevada, in Reno, Nevada, also includes:

                 - Schedule of Professional Fees
                 - Operating Statements
                 - Consolidating Statement of Operations
                 - Recapitulation of Cash Accounts
                 - Projected Cash Flows
                 - Consolidating Balance Sheet
                 - Accounts Payable Agings
                 - Payments to Secured Creditors
                 - Tax Liability/Insurance Coverage/Post-Petition Payments
                 - Narrative
                 - Trustee Fees
                 - Post-Petition Intercompany Statements


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                                   FORM 8-K

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PEGASUS GOLD INC.   (Registrant)





Date: April 6, 1998                   By:  /s/ Michelle G. Viau
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                                       Michelle G. Viau
                                       Vice President, Finance and Chief
                                       Financial Officer